MASSACHUSETTS FINANCIAL SERVICES COMPANY
             500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                                 617 o 954-5000



                                        November 28, 2003



VIA EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re: MFS(R)Series Trust IX (File Nos. 2-50409 811-2464), on Behalf of MFS(R)Bond Fund ("MFB"), MFS(R) Intermediate Investment Grade Bond Fund ("IBF"), MFS(R)Limited Maturity Fund ("MLM") and MFS(R) Research Bond Fund ("RBF")

Ladies and Gentlemen:

     This letter serves as notification of the existence of a Spanish language version of the Supplements dated November 3, 2003 to the current Prospectus of the above-named funds. These Supplements were filed electronically with the Securities and Exchange Commission on November 4, 2004, pursuant to Rule 497(e) under the Securities Act of 1933. The EDGAR Accession Numbers are:

         MFB      -   0000912938-03-000469
         IBF      -   0000912938-03-000470
         MLM      -   0000912938-03-000471
         RBF      -   0000912938-03-000472

     Pursuant to Rule 306(a) of Regulation S-T, I hereby represent, to the best of my knowledge, that the Supplements filed as described above is a fair and accurate English translation of the corresponding foreign language document.

     Please call the undersigned at (617) 954-5182 or (800) 343-2829 with any questions you may have.

                                        Very truly yours,


                                        JAMES R. BORDEWICK, JR.
                                        James R. Bordewick, Jr.
                                        Assistant Secretary and Assistant
                                        Clerk of the Trust